SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

       Date of Report (Date of earliest event reported): May 17, 2004

                                FONAR CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                        0-10248                       11-2464137
---------------               ----------------               -------------------
(State or other               (Commission File                (I.R.S. Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)

                                110 Marcus Drive
                            Melville, New York 11747
                                 (631) 694-2929
              ---------------------------------------------------
               (Address, including zip code, and telephone number
                   of registrant's principal executive office)


Item 12. Results of Operations and Financial Condition

     On May 17, 2004 concurrently with the filing of our Form 10-Q for the fiscal quarter ended March 31, 2004, we issued a press release concerning the results of operations and financial condition of the company. The text of the press release is filed as an exhibit to this Form 8-K.


Item 7. Financial Statements and Exhibits

Financial Statements

     None


Exhibits

     99. Press Release dated May 17, 2004


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FONAR CORPORATION
                                                (Registrant)

                                                By: /s/ Raymond V. Damadian
                                                    Raymond V. Damadian
                                                    President

Dated:  May 17, 2004